                                                                    EXHIBIT 25.1



                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)


                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)


      New York                                            13-5160382
(State of incorporation                               (I.R.S. employer
if not a national bank)                               identification no.)

   One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)



                             XO COMMUNICATIONS, INC.
                             -----------------------
               (Exact name of obligor as specified in its charter)

        Delaware                                            54-1983517

(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                        identification No.)

11111 Sunset Hills Road
Reston, Virginia  20190                               20190

(Address of principal executive offices)              (Zip code)


                  5.75% Convertible Subordinated Notes due 2009

                       (Title of the indenture securities)

1.      GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
        TRUSTEE:

        (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


------------------------------------------------------------------------------------------
                   Name                                             Address
----------------------------------------------- ------------------------------------------
       Superintendent of Banks of the                 2 Rector Street,
       State of New York                              New York, N.Y. 10006, and
                                                      Albany, N.Y. 12203

       Federal Reserve Bank of New York               33 Liberty Plaza,
                                                      New York, N.Y.  10045

       Federal Deposit Insurance Corporation          Washington, D.C.  20429

       New York Clearing House Association            New York, New York   10005



        (b)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
               33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.






                                  SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of August, 2001.


                              THE BANK OF NEW YORK




                              By:  /s/ Patricia Gallagher
                                 ----------------------------------------
                                  Patricia Gallagher
                                  Assistant Vice President

                                                                    EXHIBIT 7

------------------------------------------------------------------------------

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
                                                              In Thousands
ASSETS
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin........................................            $2,811,275
  Interest-bearing balances.........................             3,133,222
Securities:
  Held-to-maturity securities.......................               147,185
  Available-for-sale securities.....................             5,403,923
Federal funds sold and Securities purchased
  under agreements to resell........................             3,378,526
Loans and lease financing receivables:
  Loans and leases held for sale....................                74,702
  Loans and leases, net of unearned
    income..........................................            37,471,621
  LESS: Allowance for loan and
    lease losses....................................               599,061
  Loans and leases, net of unearned
    income and allowance............................            36,872,560
Trading Assets......................................            11,757,036
Premises and fixed assets (including
  capitalized leases)...............................               768,795
Other real estate owned.............................                 1,078
Investments in unconsolidated subsidiaries
  and associated companies..........................               193,126
Customers' liability to this bank on
  acceptances outstanding...........................               592,118
Intangible assets...................................
  Goodwill..........................................             1,300,295
  Other intangible assets...........................               122,143
Other assets........................................             3,676,375
                                                               -----------

Total assets...............................................       $70,232,359
                                                                 ------------

LIABILITIES
Deposits:
  In domestic offices......................................       $25.962,242
  Noninterest-bearing......................................        10,586,346
  Interest-bearing.........................................        15,395,896
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs.................................        24,862,377
  Noninterest-bearing......................................           373,085
  Interest-bearing.........................................        24,489,292
Federal funds purchased and securities sold
  under agreements to repurchase...........................         1,446,874
Trading liabilities........................................         2,373,361
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases)....................         1,381,512
Bank's liability on acceptances executed and
  outstanding..............................................           592,804
Subordinated notes and debentures..........................         1,646,000
Other liabilities..........................................         5,373,065
                                                                 ------------
Total liabilities..........................................       $63,658,235
                                                                 ============

EQUITY CAPITAL
Common stock..............................................          1,135,284
Surplus...................................................          1,008,773
Retained earnings.........................................          4,426,033
Accumulated other comprehensive income....................              4,034
Other equity capital components...........................                  0
------------------------------------------------------------------------------
Total equity capital......................................          6,574,124
                                                                 ------------
Total liabilities and equity capital......................        $70,232,359
                                                                 ============

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                        Thomas J. Mastro,
                                    Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                  ----
Thomas A. Renyi
Gerald L. Hassell                   Directors
Alan R. Griffith
                  ----

------------------------------------------------------------------------------